DIREXION MONTHLY 25+ YEAR TREASURY BULL 1.35X FUND (DXLTX)
DIREXION MONTHLY 25+ YEAR TREASURY BEAR 1.35X FUND (DXSTX)
EACH A SERIES OF THE DIREXION FUNDS

Supplement dated March 5, 2021 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
each dated December 29, 2020.

The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (each a “Fund” and collectively, the “Funds”) will close to investments by shareholders as of the close of regular trading on the New York Stock Exchange on April 27, 2021 (the "Closing Date") (except for reinvested dividend or capital gains distributions). Each Fund’s assets will be converted to cash or cash equivalents and, as a result, the Funds will no longer pursue their stated investment objective after the close of trading on May 4, 2021 in order to pursue an orderly liquidation. The Funds will be liquidated on May 11, 2021 (the “Liquidation Date”).
Shareholders of the Funds may continue to redeem shares of the Funds on or before the Liquidation Date. Any shareholder who has not redeemed shares of the Funds, or exchanged them for shares of other investment series of the Direxion Funds (the “Trust”), prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of the Funds as of the Liquidation Date. Shareholders remaining in the Funds after the Closing Date may bear increased transaction costs incurred in connection with the disposition of the Funds’ portfolio holdings. Such transaction costs would reduce distributable capital gains, if any.
Exchanges and redemptions will include accrued capital gains and dividends, if any. The redemption, sale or liquidation of your Fund shares will be a taxable event on which you will realize a taxable gain (or loss), to the extent your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will be subject to an age-appropriate distribution code and may be subject to income taxation. You should consult your tax adviser about your Fund’s liquidation and its tax consequences to you, if any.
Rafferty Asset Management, LLC (“Rafferty”), each Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Trust of its view that the Funds could not continue to conduct their business and operations in an economically efficient manner over the long term due to the Funds’ inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering their ability to operate efficiently, and recommended the Funds’ closures and liquidations to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of each Fund and each Fund’s shareholders to liquidate and terminate the Funds as described above. For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.